[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget ("OMB") control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley China A Share Fund, Inc. (CAF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley China A Share Fund, Inc. (the “Fund”) had total returns of 59.29%, based on net asset value, and 54.82% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the Morgan Stanley Capital International (MSCI) China A Share Index (the “Index”), which returned 72.46% and, the “China Blended Index”, a custom blend of 80% of the MSCI China A Index and 20% of the MSCI China Index, which returned 65.68%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $31.66, representing a 2.8% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•	The A-share market (as measured by the Index) surged 72% in the first half of 2009, mainly driven by strong domestic liquidity, government stimulus policy and the expectation of economic recovery.

•

The A-share market recorded strong performance in the first quarter of 2009. However, given the uncertainty in global economic outlook and sharp fall in corporate earnings, in our view, the market was more in a short-terming trading mode, and small-caps and loss-making companies significantly outperformed large blue chips.

•	Stock selection in the energy sector and the Fund’s underweight in defensive sectors such as health care, telecommunication services, utilities and information technology were positive contributors.

•	By contrast, holdings in cash and stock selection in industrials and materials detracted from returns.

Management Strategies

•

The Fund seeks to achieve its investment objective of capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges through a licensed qualified foreign institutional investor and, under certain circumstances, the Fund may gain exposure to the A-share market through the use of derivatives.

•

Over the course of the period, the Fund held overweighted positions in the coal and property sectors. The position in coal — mainly coking coal — was based on our expectation that continuous troubles with small mines in Shanxi would constrain supply, while demand would likely pick up, driven by steel output recovery.

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•	We are positive on the property sector as price declines and falling mortgage rates improved affordability, which we believe should drive up transaction volume.

•	We had been trimming our cash position and holdings in defensive infrastructure stocks since the beginning of 2009 as we had become more confident on the economic recovery in China.

Sincerely,

Randy Takian

President and Principal Executive Officer	July 2009

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Adviser together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the period since the end of September 2006, the Fund’s inception, but below its peer group average for the one-year period. The Board also noted that performance had recently improved slightly. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were higher than the peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were acceptable given the services provided. The Board also concluded that performance was acceptable.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (86.8%)
(Unless Otherwise Noted)
Auto Components (1.3%)
Huayu Automotive Systems Co., Ltd., Class A (a)	5,746,455	$6,805

Beverages (1.9%)
Kweichow Moutai Co., Ltd., Class A (a)	463,274	10,028

Capital Markets (3.8%)
Citic Securities Co., Ltd., Class A	4,930,037	20,349

Commercial Banks (19.7%)
Bank of Beijing Co., Ltd., Class A	3,407,900	8,089
Bank of China Ltd., Class H	10,355,000	4,906
Bank of Communications Co., Ltd., Class A	15,528,065	20,421
China Construction Bank Corp., Class A	11,539,719	10,160
China Merchants Bank Co., Ltd., Class A	1,767,996	5,789
China Minsheng Banking Corp., Ltd., Class A	10,124,600	11,721
Industrial & Commercial Bank of China Ltd., Class A	17,902,062	14,169
Industrial Bank Co., Ltd., Class A	2,522,340	13,656
Shanghai Pudong Development Bank, Class A	4,769,997	16,016
		104,927
Construction & Engineering (1.7%)
China Railway Construction Corp., Class A (a)	6,199,960	9,328

Construction Materials (5.1%)
Anhui Conch Cement Co., Ltd., Class A	1,962,702	12,079
Huaxin Cement Co., Ltd., Class A	1,527,020	5,349
Ningxia Saima Industry Co., Ltd., Class A	2,344,502	9,570
		26,998
Electric Utilities (0.5%)
Huadian Power International Co., Class H (a)	8,462,000	2,659

Electrical Equipment (2.4%)
Shanghai Zhixin Electric Co., Ltd., Class A	2,262,805	5,103
TBEA Co., Ltd., Class A	2,838,450	7,477
		12,580
Household Durables (2.3%)
Gree Electric Appliances, Inc., Class A	4,077,198	12,456

Independent Power Producers & Energy Traders (1.1%)
Huadian Power International Co., Class A	7,537,100	5,750

Insurance (6.4%)
China Pacific Insurance Group Co., Ltd., Class A	3,251,749	10,636
Ping An Insurance Group Co. of China Ltd., Class A	3,254,828	23,479
		34,115
Machinery (6.1%)
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Class A (a)	2,296,455	7,498
Sany Heavy Industry Co., Ltd., Class A	1,834,298	7,707
Zhengzhou Yutong Bus Co., Ltd., Class A	9,609,474	17,227
		32,432
Metals & Mining (6.3%)
Angang Steel Co., Ltd., Class A	5,013,065	9,662
Fushan International Energy Group Ltd. (a)	5,994,000	3,354
Laiwu Steel Corp., Class A	2,579,164	4,149
Lingyuan Iron & Steel Co., Ltd., Class A	7,050,899	9,294
Wuhan Iron & Steel Co., Ltd., Class A	5,944,275	6,846
		33,305
Multiline Retail (2.3%)
Beijing Wangfujing Department Store Group Co., Ltd., Class A	2,112,620	8,184
Shanghai Bailian Group Co., Class A (a)	2,132,505	4,068
		12,252

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
Oil, Gas & Consumable Fuels (7.6%)
Pingdingshan Tianan Coal Mining Co., Ltd., Class A	1,344,718	$5,669
Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	6,250,800	27,297
Yanzhou Coal Mining Co., Ltd., Class H	5,382,000	7,392
		40,358
Personal Products (0.1%)
Bawang International (a)	1,602,000	497

Real Estate Management & Development (12.5%)
China Merchants Property Development Co., Ltd., Class A	4,122,445	19,187
Gemdale Corp., Class A	11,004,421	25,877
Poly Real Estate Group Co., Ltd., Class A	5,240,437	21,341
		66,405
Residential (1.9%)
Shimao Property Holdings Ltd.	5,257,000	10,162

Specialty Retail (2.1%)
361 Degrees International Ltd. (a)	2,255,000	1,135
Golden Eagle Retail Group Ltd.	1,666,000	1,932
GOME Electrical Appliances Holdings Ltd. (b)	32,146,000	8,005
		11,072
Textiles, Apparel & Luxury Goods (1.7%)
China Dongxiang Group Co.	13,705,000	9,188
TOTAL COMMON STOCKS (Cost $339,891)		461,666

INVESTMENT COMPANY (1.5%)
iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker (Cost $7,999)	4,451,400	7,930

PARTICIPATION NOTES (4.8%)
Commercial Banks (4.8%)
UBS AG, China Construction Bank Corp., Class A, Equity Linked Notes, Zero Coupon, 9/20/10 (a)	2,926,300	2,575
UBS AG, China Merchants Bank Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 11/21/09 (a)	2,474,500	8,116
UBS AG, Industrial Bank Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 5/20/11 (a)	1,204,700	6,542
UBS AG, Shanghai Pudong Development Bank, Class A, Equity Linked Notes, Zero Coupon, 2/26/10 (a)	2,357,100	7,944
TOTAL PARTICIPATION NOTES (Cost $25,563)		25,177

SHORT-TERM INVESTMENT (16.9%)
Investment Company (16.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c) (Cost $90,111)	90,110,728	90,111
TOTAL INVESTMENTS (110.0%) (Cost $463,564) (d)		584,884
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.0%)		(53,159)
NET ASSETS (100%)		$531,725

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at June 30, 2009.
(c)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $469,099,000 and 80.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	25,345	$25,345	7/2/09	HKD	196,428	$25,345	$—	@
USD	497	497	7/2/09	HKD	3,851	497	—	@
		$25,842				$25,842	$—	@

HKD —	Hong Kong Dollar
USD —	United States Dollar

@ Value is less than $500.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Auto Components	$—	$6,805		$—	$6,805
Beverages	—	10,028		—	10,028
Capital Markets	—	20,349		—	20,349
Commercial Banks	—	104,927		—	104,927
Construction & Engineering	—	9,328		—	9,328
Construction Materials	—	26,998		—	26,998
Electric Utilities	—	2,659		—	2,659
Electrical Equipment	—	12,580		—	12,580
Household Durables	—	12,456		—	12,456
Independent Power Producers & Energy Traders	—	5,750		—	5,750
Insurance	—	34,115		—	34,115
Machinery	—	32,432		—	32,432
Metals & Mining	—	33,305		—	33,305
Multiline Retail	—	12,252		—	12,252
Oil, Gas & Consumable Fuels	—	40,358		—	40,358
Personal Products	—	497		—	497
Real Estate Management & Development	—	66,405		—	66,405
Residential	—	10,162		—	10,162
Specialty Retail	1,135	9,937		—	11,072
Textiles, Apparel & Luxury Goods	—	9,188		—	9,188
Total Common Stocks	1,135	460,531		—	461,666
Investment Company	—	7,930		—	7,930
Participation Notes
Commercial Banks	16,060	9,117		—	25,177
Total Participation Notes	16,060	9,117		—	25,177
Short-Term Investment
Investment Company	90,111	—		—	90,111
Total Assets	107,306	477,578		—	584,884
Liabilities:
Forwards	—	—	@	—	—	@
Total Liabilities	—	—	@	—	—	@
Total	$107,306	$477,578		$—	$584,884

@ Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	22.2%
Real Estate Management & Development	11.4
Oil, Gas & Consumable Fuels	6.9
Insurance	5.8
Metals & Mining	5.7
Machinery	5.5
Other*	27.1
Short-Term Investment	15.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley China A Share Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $373,453)	$494,773
Investment in Security of Affiliated Issuer, at Value (Cost $90,111)	90,111
Total Investments in Securities, at Value (Cost $463,564)	584,884
Foreign Currency, at Value (Cost $6,653)	6,653
Dividends Receivable	747
Receivable from Affiliate	5
Other Assets	9
Total Assets	592,298
Liabilities:
Payable For:
Investments Purchased	59,638
Investment Advisory Fees	528
Offering Fees	262
Custodian Fees	49
Administration Fees	28
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	@
Other Liabilities	68
Total Liabilities	60,573
Net Assets
Applicable to 16,322,714 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$531,725
Net Asset Value Per Share	$32.58
Net Assets Consist of:
Common Stock	$163
Paid-in Capital	366,204
Undistributed Net Investment Income	1,389
Accumulated Net Realized Gain	42,649
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	121,320
Net Assets	$531,725

@ Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $519 of Foreign Taxes Withheld)	$4,244
Interest from Securities of Unaffiliated Issuers	30
Dividends from Security of Affiliated Issuer	24
Total Investment Income	4,298
Expenses:
Investment Advisory Fees (Note B)	2,590
Administration Fees (Note C)	138
Professional Fees	72
Custodian Fees (Note D)	26
Stockholder Reporting Expenses	25
Stockholder Servicing Agent Fees	5
Directors’ Fees and Expenses	3
Proxy Fees	2
Other Expenses	12
Total Expenses	2,873
Rebate from Morgan Stanley Affiliates (Note G)	(7)
Net Expenses	2,866
Net Investment Income	1,432
Net Realized Gain (Loss) on:
Investments	42,585
Foreign Currency Transactions	65
Net Realized Gain	42,650
Change in Unrealized Appreciation (Depreciation) on:
Investments	121,802
Foreign Currency Exchange Contracts and Translations	(103)
Change in Unrealized Appreciation (Depreciation)	121,699
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	164,349
Net Increase in Net Assets Resulting from Operations	$165,781

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley China A Share Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,432	$(1,285)
Net Realized Gain	42,650	43,276
Net Change in Unrealized Appreciation (Depreciation)	121,699	(592,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	165,781	(550,300)
Distributions from and/or in Excess of:
Net Investment Income	—	(2,089)
Net Realized Gain	—	(74,860)
Total Distributions	—	(76,949)
Capital Share Transactions:
Common Stock Issued Through Rights Offering (2,866,547 shares, net of expenses of $275,000)	90,079	—
Reinvestment of Distributions (247,750 and 106,308 shares)	5,383	3,853
Net Increase in Net Assets Resulting from Capital Share Transactions	95,462	3,853
Total Increase (Decrease)	261,243	(623,396)
Net Assets:
Beginning of Period	270,482	893,878
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1,389 and $(43))	$531,725	$270,482

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,		Period from September 28, 2006^ to December 31,
	2009 (unaudited)		2008	2007	2006
Net Asset Value, Beginning of Period	$20.48		$68.22	$26.71	$19.10
Net Investment Income (Loss)†	0.11		(0.10)	(0.31)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	12.19		(41.78)	51.43	7.66
Total from Investment Operations	12.30		(41.88)	51.12	7.61
Distributions from and/or in excess of:
Net Investment Income	—		(0.16)	(0.16)	—
Net Realized Gain	—		(5.70)	(9.45)	—
Total Distributions	—		(5.86)	(9.61)	—
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	(0.20)		—	—	—
Net Asset Value, End of Period	$32.58		$20.48	$68.22	$26.71
Per Share Market Value, End of Period	$31.66		$20.45	$50.51	$31.00
TOTAL INVESTMENT RETURN:
Market Value	54.82	%#	(51.22)%	99.63%	55.00	%#
Net Asset Value(1)	59.29	%#	(63.87)%	212.93%	39.84	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$531,725		$270,482	$893,878	$349,980
Ratio of Expenses to Average Net Assets	1.65	%*+	1.80%+	1.73%+	1.98	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82	%*+	(0.24)%+	(0.58)%+	(0.93	)%*
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	82	%#	79%	64%	14	%#

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
#	Not Annualized
*	Annualized
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the “Fund”) was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective primarily through investments in A- shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors (“QFII”) are allowed to trade A-shares. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the “A-share Quota”). There is no guarantee that the A-share Quota will not be modified in the future.

A.   Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

2.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

3.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

P-Notes: P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of June 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Contracts (000)
Liabilities:
Foreign Currency Contracts	Payables	$	(—	)@

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	$—	@

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	$	(—	)@

@ Amount is less than $500.

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

4.              Fair Value Measurement: In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

B.   Investment Advisory Fees: The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.   Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.   Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.   Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$15,604	$61,345	$125,814	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$3,333	$(21,184)	$17,851

At December 31, 2008, the Fund had no distributable earnings on a tax basis.

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $463,564,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $121,320,000 of which $127,037,000 related to appreciated securities and $5,717,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, currency losses of approximately $40,000.

Under the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect in China in 1991, the Fund’s income from dividends and profit distributions of companies from Chinese sources is generally subject to Chinese withholding tax at a rate of 20%, absent an applicable tax treaty. This withholding tax rate was reduced by subsequent notice from 20% to 10% for specified types of income recognized after January 1, 2000, including interest, absent an applicable tax treaty. The practice of the Chinese tax authorities suggests a 10% withholding tax rate has been accepted for capital gain income. Unless another exception applies, dividends and gains recognized by a foreign enterprise in connection with the holding or disposition of Chinese securities would generally be subject to a 10% withholding tax. An additional notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of “B” shares issued by Chinese companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any “B” shares are not currently subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through a permanent establishment or office in China, it will form part of the taxable profit of such permanent establishment or office, although losses

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

realized will also be available to offset such gains. In view of this notice and the absence of any guidance regarding the taxation of QFII transactions, withholding agents for QFII accounts (such as the Sub-Custodian) have generally not withheld taxes on dividend payments on, or gains derived with respect to the sale of, A Shares. This practice of treating QFII investments in A Shares the same as other foreign enterprise investments in B Shares for tax purposes is not based on any published legal authority. There can be no assurance that the Chinese tax authorities will treat foreign enterprise investments in A Shares through an A-share Quota in the same manner as foreign enterprise investments in B Shares. In the event they do not, dividends and gains with respect to A Share investments would likely be subject to the 10% withholding tax described above, possibly with retroactive effect.

Effective from May 30, 2007, a Chinese stamp tax is generally imposed on the purchase and sale of shares of publicly-traded Chinese companies at a rate of 0.3% of the purchase/sales consideration. The Chinese stamp duty rate for share transfer of non listed equity interests of People’s Republic of China companies documents is 0.05% payable by both the seller and buyer. In this regard, the total stamp duty is 0.10%. The Adviser will be subject to this tax on each trade it makes in a Chinese-listed security.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

F.   Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.   Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by approximately $7,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$37,569	$100,927	$48,385	$24	$90,111

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $365,832,000 and $270,110,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2009, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

Additionally, during the six months ended June 30, 2009, the Fund incurred approximately $141,000 in brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

H.   Other: On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. Since the inception of the program, the Fund did not repurchase any of its shares.

The Fund announced it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2008, and would pay any required federal corporate income taxes on these gains. Stockholders of record on December 31, 2008, holding the Fund in a taxable account must include their pro-rata share of the Fund’s retained gains as reported on IRS Form 2439 on their 2008 federal income tax returns. Stockholders will be entitled to take an offsetting federal income tax credit equal to their pro-rata share of taxes the Fund paid on its retained gains. Stockholders also will be entitled to increase their cost basis in Fund shares by the difference between their pro-rata share of the Fund’s retained gains and the taxes paid by the Fund allocable to such gains. The Fund’s long-term capital gains retained and corresponding federal corporate income taxes paid were approximately $27,463,000 and $9,612,000, respectively.

On May 28, 2009, the Fund commenced a rights offering and issued to stockholders of record as of May 18, 2009 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 2,691,233 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 672,808 shares, for an aggregate total of 3,364,041 shares. The offer expired on June 19, 2009. Pursuant to this offering, the Fund sold 2,866,547 shares at the subscription price per share of $31.52 (representing 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four preceding trading days.) The total proceeds of the rights offering were $90,353,561 and the Fund incurred costs associated with the offering estimated at $275,000.

I.  Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Michael Bozic	10,646,339	512,401
Michael F. Klein	10,664,503	494,237
W. Allen Reed	10,647,096	511,644

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng and Homiyar Vasania, each a Managing Director of the Sub-Adviser.

Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund at its inception in September 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Vasania has been associated with the Sub-Adviser in an investment management capacity since 2000 and began managing the Fund at its inception in September 2006.

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
1-(800) 231-2608

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•

If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley China A Share Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley China A Share Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Randy Takian

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CECAFSAN
IU09-03426P-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley China A Share Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 20, 2009